VALIC COMPANY I

Supplement to the Summary Prospectus dated October 1, 2010

This supplement supersedes the supplement filed on January 21, 2011

Large Cap Core Fund. On the Fund Summary in the section titled “Investment Adviser,” the disclosure with respect to Walter McCormick and Emory Sanders are deleted in their entirety. Effective immediately, Joseph M. Eberhardy, CFA, CPA, Thomas C. Ognar, CFA and Bruce C. Olson, CFA will act as co-Portfolio Managers of the Fund.

Date: July 26, 2011